Lord Abbett                     Mid-Cap
                          Value Fund

                       SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED JUNE 30, 1998

                               [GRAPHIC OMITTED]

Designed to provide capital appreciation from a stock portfolio of mid-sized companies

                                    [LOGO](R)

Report to Shareholders
For the Six Months Ended June 30, 1998

[PHOTO OMITTED]

/s/ ROBERT S. DOW
--------------------
ROBERT S. DOW
CHAIRMAN

July 25, 1998

"We continue to seek value opportunities, focusing on those companies with the potential to improve earnings in the economic environment we are forecasting."

Lord Abbett Mid-Cap Value Fund completed the first half of its fiscal year on June 30, 1998 with aggregate net assets of $413.9 million. Below is an overview of class-specific data through the first half of the fiscal year:

                                               Six Months Ended June 30, 1998
                                               ------------------------------
                                               Class A    Class B     Class C
-----------------------------------------------------------------------------
Net asset value                                 $14.51     $14.41     $14.40
Total return*                                     8.53%      8.10%      8.03%

The Search For Value

During the past six months, Lord Abbett Mid-Cap Value Fund produced attractive returns in a market climate that generally favored large-capitalization stocks. Our investment strategy focuses on companies that we believe offer the best value in the mid-capitalization sector (companies with market capitalizations ranging from $500 million to $5 billion). We remain committed to our bottom-up, value-oriented style of stock selection. Our approach, which emphasizes solid fundamental research, led us to timely investments in a number of electric utilities and HMOs, two sectors that contributed positively to our performance. As always, we will continue to invest with the goal of minimizing downside risk while maintaining maximum upside potential.

Looking Forward

Our outlook through 1998 is for the economy to grow at a rate averaging less than 2 1/2%, with inflation remaining moderate. We are watchful of the Asian situation and any possible effects on the U.S. market, but believe the unrest overseas will successfully offset domestic concerns regarding the strength of the economy. We continue to seek value opportunities, focusing on those companies with the potential to improve earnings in the economic environment we are forecasting.

We remain committed to helping you achieve your long-term financial goals. Thank you for including Lord Abbett Mid-Cap Value Fund in your investment portfolio.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks, including possible loss of principal amount invested.

*Total return is the percent change in net asset value, assuming the reinvestment of all distributions. Not annualized.

The Mid-Cap Advantage

The table below illustrates the wide discrepancy between today's valuation of ultra-large capitalization stocks, as measured by the 50 largest market cap stocks and S&P 500 and those of mid-cap stocks, as represented by the S&P Mid-Cap 400. This valuation advantage is even greater when comparing these benchmarks with the Lord Abbett Mid-Cap Value Fund.

                            50 Largest
                            Market                                   Lord Abbett
                            Capitalization  S&P 500    S&P Mid-Cap   Mid-Cap
                            Stocks*         Index**    400 Index***  Value Fund
--------------------------------------------------------------------------------
Price/Earnings              26.1x           23.8x      20.5x         17.7x
Price/Book                   6.1x            4.2x       2.9x          2.1x

      All prices and data as of 6/30/98. The portfolio is actively managed and the Fund's attributes will differ over time. Price/Earnings Ratio (P/E) is the price of a stock divided by its earnings per share estimated for the next full fiscal year. Price/Book Ratio is the price of a stock divided by its stockholders' equity per share.

*     Based on data from Compustat, FactSet Data Systems.

** The S&P 500 Index is a market capitalization weighted index consisting of 500 widely held common stocks chosen for market size, liquidity and industry group representation.

*** The S&P MidCap 400 Index is comprised of 400 widely held common stocks chosen for their mid-cap size and industry characterizations. The indices are unmanaged and are not available for investment.

Average Annual Total Returns

Average annual compounded total returns for periods ended 6/30/98, assuming deduction of the Class A share 5.75% maximum sales charge, with all
distributions reinvested:      1 year:       +17.00%
                               5 years:      +16.10%
                              10 years:      +13.62%

Portfolio Data(1)

Top Ten Holdings                       Top Ten Sectors

Holding                     %TNA       Sector                    %TNA
---------------------------------------------------------------------------
Plantronics Inc.            3.61%      Consumer Non-Cyclicals    26.02%
Tricon Global Restaurants   2.87%      Consumer Cyclicals        16.83%
Northeast Utilities         2.46%      Utilities                 13.56%
Ball Corp.                  2.43%      Finance                   12.14%
Fruit of the Loom           2.41%      Basic Industry             7.60%
Dean Foods Co.              2.39%      Technology                 6.63%
Med Partners Inc.           2.32%      Energy                     6.52%
Polymer Group Inc.          2.20%      Capital Goods              2.91%
Fort James Corp.            2.15%      Not Rated                  2.70%
Proffitt's Inc.             2.15%      Cash                       5.09%

(1) The Fund's portfolio is actively managed and is subject to change.

    The past performance of the Fund, stocks and inflation is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

The Value of a Managed Equity Portfolio

The cost of goods and services (as measured by the Consumer Price Index) has risen steadily over the past 10 years, increasing at an average of 3.3% per year. Over this time frame, the 6.1% average annual return of CDs outpaced inflation. However, investors in the Fund saw their $100,000 investment grow an average of 13.9% per year to $366,008(1).

There is no doubt that when it comes to saving for near-term obligations, CDs are important. But when investing for long-term goals, such as a house, a child's education or retirement, owning good companies through a fund like Lord Abbett Mid-Cap Value Fund can help your money work harder for you.

Cumulative Total
Returns Over
10 Years

The Fund: 266.0%
CDs:       80.9%
Inflation: 38.3%

Growth of $100,000: 6/30/88-6/30/98

                   Fund       Six-Month CD        Inflation-CPI

6/30/88             100000    100000              100000
12/31/88            91951     104400              102119
12/31/89            110431    114276              106864
12/31/90            105305    123978              113390
12/31/91            134116    131491              116864
12/31/92            152171    136514              120254
12/31/93            173406    141074              123559
12/31/94            167743    148198              126864
12/31/95            211504    157327              130085
12/31/96            256397    166153              134407
12/31/97            337252    175906              136695
6/30/98             366008    180902              138305


(1) The Fund's results reflect the deduction of the Class A share reduced sales charge of 3.75% applicable to investments of $100,000. All distributions were reinvested.

(2)   Source: Lipper Analytical Services, Inc.

Total return is the percent change in value assuming the reinvestment of all distributions. Results of the CD investment reflect the average six-month CD rate available each year during the period. It is important to remember that, unlike the Fund, a CD's rate and principal are guaranteed if held until maturity. The Federal Deposit Insurance Corporation ("FDIC") insures CDs up to $100,000.

Important Information

Results quoted herein represent past performance based on the current sales charge schedule and reflect appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Prior to May 1, 1997, the Fund had only one class of shares, which is now designated as Class A shares. Results for periods from May 1, 1997 onward relate to Class A shares. Past performance is no indication of future results. Tax consequences are not reflected. The Fund's sales charge structure has changed from the past. The investment return and principal value of a Fund investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. The Fund issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 (or your investment professional) and ask for the Fund's current prospectus. If used as sales material after 9/30/98, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

                               Statement of Net Assets
                               June 30, 1998

                                 Investments                                                                  Shares   Market Value
===================================================================================================================================
Investments in Common Stocks 94.91%
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace 1.35%                *Orbital Sciences Corp.-A space and information systems company that designs, manufactures, operates and markets a broad range of
                                affordable space-technology products and satellite-based services             150,000   $ 5,606,250
-----------------------------------------------------------------------------------------------------------------------============
Apparel 2.41%                  *Fruit of The Loom-Producer of non-fashion apparel and undergarments           300,000     9,956,250
-----------------------------------------------------------------------------------------------------------------------============
Auto Parts 2.54%                Snap-on, Inc.-Manufacturer and distributor of hand tools and diagnostic
                                equipment for the automotive industry                                         100,000     3,625,000
                                Standard Products Co.-Manufactures plastic and rubber products for the
                                automotive and appliance industries                                           245,000     6,890,625
                                Total                                                                                    10,515,625
-----------------------------------------------------------------------------------------------------------------------============
Banks: Regional 2.17%           Cullen/Frost Bankers-Leading Texas bank                                       100,000     5,425,000
                                TCF Financial Inc.-Leading midwestern regional bank                           120,000     3,540,000
                                Total                                                                                     8,965,000
-----------------------------------------------------------------------------------------------------------------------============
Chemicals: Specialty 4.32%      Crompton & Knowles Corp.-Specialty chemicals and plastic processing
                                equipment manufacturer                                                        250,000     6,296,875
                                Morton International Inc.-Producer of specialty chemicals, salt and airbags   100,000     2,500,000
                               *Polymer Group Inc.-Major global manufacturer of non-woven materials           800,000     9,100,000
                                Total                                                                                    17,896,875
-----------------------------------------------------------------------------------------------------------------------============
Communications Equipment 3.61% *Plantronics, Inc.-Leading supplier of communications headset products
                                and services to users and providers worldwide                                 290,000    14,935,000
-----------------------------------------------------------------------------------------------------------------------============
Computer: Software 2.05%        Adobe Systems-Developer of computer software products                         200,000     8,487,500
-----------------------------------------------------------------------------------------------------------------------============
Containers 2.43%                Ball Corp.-Manufacturer of aluminum, plastic and steel containers for
                                the beverage and food industries                                              250,000    10,046,875
-----------------------------------------------------------------------------------------------------------------------============
Drugs/Health-Care               Med Partners Inc.-Leading physician practice management company             1,200,000     9,600,000
  Products 4.13%                Mylan Laboratories-Leading producer of prescription generic drugs and
                                brand-name dermatological products                                            250,000     7,515,625
                                Total                                                                                    17,115,625
-----------------------------------------------------------------------------------------------------------------------============
Electric Power 10.83%           First Energy Corp.-Major midwestern electric utility holding company          200,000     6,150,000
                                Ipalco Enterprises Inc.-Major midwestern electric utility holding company     150,000     6,665,625
                                LG&E Energy Corp.-Electric and gas utility                                    160,000     4,330,000
                                Niagara Mohawk Power Corp.-Electric and gas utility                           500,000     7,468,750
                               *Northeast Utilities-Major northeastern electric utility company               600,000    10,162,500
                                Sierra Pacific Resources-Western electric, water and gas utility holding
                                company                                                                       100,000     3,631,250
                                SCANA Corp.-Major southeastern electric and gas utility holding company       215,000     6,409,688
                                Total                                                                                    44,817,813
-----------------------------------------------------------------------------------------------------------------------============
Food 7.10%                      Corn Products International Inc.-Leading refiner of corn and other grains     180,000     6,097,500
                                Dean Foods Co.-Major producer of dairy foods, canned and frozen vegetables    180,000     9,888,750
                                Dreyer's Grand Ice Cream-Ice cream manufacturer and distributor               100,000     2,012,500
                                IBP Inc.-Beef and pork processor                                              200,000     3,625,000
                                Universal Foods Corp.-Manufacturer of yeast, flavorings, colorants and
                                dried spices for the food industry                                            350,000     7,765,625
                                Total                                                                                    29,389,375
-----------------------------------------------------------------------------------------------------------------------============
Health-Care Products 3.39%     *Acuson Corp.-Manufacturer of medical diagnostic ultrasound imaging systems    300,000     5,456,250
                               *Sierra Health Services-Provider of managed health plans in Nevada and Texas   165,000     4,155,938
                                St. Jude Medical, Inc.-A leading manufacturer of artificial heart valves      120,000     4,417,500
                                Total                                                                                    14,029,688
-----------------------------------------------------------------------------------------------------------------------============
Health-Care Services 1.75%     *Trigon Healthcare Inc.-Provider of managed health plans in Virginia           200,000     7,237,500
-----------------------------------------------------------------------------------------------------------------------============
Household Products 2.15%        Fort James Corp.-Producer of paper-based consumer products, packaging and
                                communication papers                                                          200,000     8,900,000
-----------------------------------------------------------------------------------------------------------------------============
Insurance: Property and         Ace Ltd.-Insurance holding company specializing in property and casualty
Casualty 9.97%                  coverage                                                                      200,000     7,800,000
                                CMAC Investment Corp.-Major private mortgage insurance provider               100,000     6,150,000
                                Exel Ltd Ord-Excess liability insurer                                          50,000     3,890,625
                                Landamerica Financial Group Inc.-Title Insurance company                      100,000     5,725,000

                                Statement of Net Assets
                                June 30, 1998

                                                                                                          Shares or
                                Investments                                                        Principal Amount    Market Value
===================================================================================================================================
                                Reliastar Financial Corp.-Insurance holding company specializing in life
                                insurance and group annuity contracts                                         120,000   $ 5,760,000
                                The Progressive Corporation-Insurance holding company specializing in
                                non-standard auto insurance                                                    30,000     4,230,000
                                Transatlantic Holdings Inc.-International property and casualty reinsurer     100,000     7,731,250
                                Total                                                                                    41,286,875
-----------------------------------------------------------------------------------------------------------------------============
Leisure Time 1.04%             *TV Azteca-Major Mexican television broadcasting company                       400,000     4,325,000
-----------------------------------------------------------------------------------------------------------------------============
Machinery: Diversified 1.56%   *Coltec Industries Inc.-Diversified manufacturer of aerospace, defense
                                and automotive products                                                       325,000     6,459,375
-----------------------------------------------------------------------------------------------------------------------============
Miscellaneous 3.34%             Jostens Inc.-Produces class rings, yearbooks and recognition products for
                                schools and businesses                                                        275,000     6,565,625
                                Safety-Kleen Corp.-Largest hazardous waste management company in
                                North America                                                               2,000,000     7,250,000
                                Total                                                                                    13,815,625
-----------------------------------------------------------------------------------------------------------------------============
Natural Gas: Distribution 2.73% Eastern Enterprises-Natural gas distributor in Massachusetts                  150,000     6,431,250
                                Southwest Gas Corp.-Natural gas distributor in Arizona and Nevada             200,000     4,887,500
                                Total                                                                                    11,318,750
-----------------------------------------------------------------------------------------------------------------------============
Natural Gas: Diversified 3.10%  Dynegy-Major U.S. marketer of natural gas, natural gas liquids, crude
                                oil and electricity                                                           525,000     6,562,500
                                The Coastal Corporation-A diversified gas pipeline company                     90,000     6,283,125
                                Total                                                                                    12,845,625
-----------------------------------------------------------------------------------------------------------------------============
Office Equipment/Supplies .97%  Cabletron Systems Inc.-Manufactures, markets and installs network
                                connectivity hardware and software                                            300,000     4,031,250
-----------------------------------------------------------------------------------------------------------------------============
Oil Well Equipment/Service      COFLEXIP S.A. Sponsored ADR-World leader in design, manufacture and
  1.70%                         installation of flexible pipe for offshore petroleum transportation           115,000     7,029,375
-----------------------------------------------------------------------------------------------------------------------============
Oil: Domestic Integrated 1.72%  Ultramar Diamond Shamrock Corp.-Refiner and marketer of petroleum products    225,000     7,101,562
-----------------------------------------------------------------------------------------------------------------------============
Paper and Forest               *Buckeye Technology Corp.-Producer of specialty cellulose pulp                 300,000     7,068,750
  Products 3.28%                Unisource Worldwide Inc.-Distributor of printing and imaging supplies
                                in North America                                                              600,000     6,487,500
                                Total                                                                                    13,556,250
-----------------------------------------------------------------------------------------------------------------------============
REITS & Finance 3.30%           Capstone Capital Corp.-Healthcare facility, real estate investment trust      170,000     3,910,000
                                Equity Office Prop.-Office building real estate investment trust              200,000     5,675,000
                                Healthcare Realty Trust Inc.-Health-care facility real estate
                                investment trust                                                              150,000     4,087,500
                                Total                                                                                    13,672,500
-----------------------------------------------------------------------------------------------------------------------============
Restaurants 2.87%              *Tricon Global Restaurants, Inc.-Major operator of fast food restaurants       375,000    11,882,813
-----------------------------------------------------------------------------------------------------------------------============
Retail 7.15%                    Nine West Group Inc. Com.-Designs, sources and markets at retail and
                                wholesale women's footwear                                                    300,000     8,043,750
                               *Officemax Inc.-Major operator of office product superstores                   450,000     7,425,000
                               *Proffitt's Inc.-Regional department store chain                               220,000     8,882,500
                                Talbots Inc.-Women's apparel retailer                                         200,000     5,237,500
                                Total                                                                                    29,588,750
-----------------------------------------------------------------------------------------------------------------------============
Toys 1.95%                      Hasbro Inc.-Major U.S. manufacturer of toys and games                         205,000     8,059,062
-----------------------------------------------------------------------------------------------------------------------============
                                Total Investments in Common Stocks (Cost $303,683,876)                                  392,872,188
===================================================================================================================================
Other Assets, Less Liabilities 5.09%
===================================================================================================================================
Short-term Investments
U.S. Government Obligation      Federal Home Loan Mortgage Corp. 5.68% Note due 7/01/1998                     3,430M      3,429,467
Corporate Obligation            Morgan Stanley Dean Witter 6.57% Note due 7/01/1998                          16,000M     15,997,222
                                Total                                                                                    19,426,689
                                ---------------------------------------------------------------------------------------============
Cash and Receivables, Net of Liabilities                                                                                  1,631,742
-----------------------------------------------------------------------------------------------------------------------============
                                Total Other Assets, Less Liabilities                                                     21,058,431
===================================================================================================================================
Net Assets 100.00%                                                                                                     $413,930,619
===================================================================================================================================

                                Class A Shares-Net asset value ($383,473,671 / 26,434,554 shares outstanding)                $14.51
                                Class B Shares-Net asset value ($20,721,293 / 1,437,892 shares outstanding)                  $14.41
                                Class C Shares-Net asset value ($9,735,655 / 676,050 shares outstanding)                     $14.40

                               *Non-income producing.
                                See Notes to Financial Statements.

              Statement of Operations

Investment Income                                 Six Months Ended June 30, 1998
================================================================================
Income        Dividends                                $ 2,364,960
              Interest                                     400,569
              Total income                                           $ 2,765,529
              ------------------------------------------------------------------
Expenses      Management fee                             1,347,484
              12b-1 distribution plan-Class A              444,483
              12b-1 distribution plan-Class B               59,155
              12b-1 distribution plan-Class C               28,621
              Shareholder servicing                        199,757
              Reports to shareholders                       48,072
              Registration                                  35,421
              Professional                                  25,506
              Other                                         12,733
              Total expenses                                           2,201,232
              ------------------------------------------------------------------
              Net investment income                                      564,297
              ------------------------------------------------------------------
Realized and Unrealized Gain on Investments
================================================================================
Realized gain from investment transactions
              Proceeds from sales                      104,936,118
              Cost of investments sold                  75,313,260
              ------------------------------------------------------------------
              Net realized gain                         29,622,858
              ------------------------------------------------------------------
Unrealized depreciation of investments                     (51,908)
--------------------------------------------------------------------------------
Net realized and unrealized gain on investment                        29,570,950
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                 $30,135,247
================================================================================

              See Notes to Financial Statements.

              Statements of Changes in Net Assets

                                                                                                    Six Months Ended    Year Ended
                                                                                                            June 30,   December 31,
Increase (Decrease) in Net Assets                                                                               1998           1997
===================================================================================================================================
Operations    Net investment income                                                                     $    564,297   $  1,955,734
              Net realized gain from investment transactions                                              29,622,858     45,271,868
              Net unrealized appreciation (depreciation) of investments                                      (51,908)    32,524,523
              Net increase in net assets resulting from operations                                        30,135,247     79,752,125
              ---------------------------------------------------------------------------------------------------------------------
Undistributed net investment income included in price of share transactions                                        -         63,709
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
              Net investment income-Class A                                                                        -     (4,640,263)
              Net investment income-Class B                                                                        -        (16,865)
              Net investment income-Class C                                                                        -        (10,681)
              Net realized gain from investment transactions-Class A                                               -    (70,221,872)
              Net realized gain from investment transactions-Class B                                               -       (684,709)
              Net realized gain from investment transactions-Class C                                               -       (433,661)
              Total distributions                                                                                  -    (76,008,051)
              ---------------------------------------------------------------------------------------------------------------------
Capital share transactions:
              Net proceeds from sale of shares                                                            68,398,834     46,415,746
              Net asset value of shares issued in reinvestment of net investment income
              and realized gain from investment transactions                                                       -     69,433,618
              Total                                                                                       68,398,834    115,849,364
              ---------------------------------------------------------------------------------------------------------------------
              Cost of shares reacquired                                                                  (27,839,081)   (33,569,347)
              ---------------------------------------------------------------------------------------------------------------------
              Increase in net assets derived from capital share transactions                              40,559,753     82,280,017
              ---------------------------------------------------------------------------------------------------------------------
Increase in net assets                                                                                    70,695,000     86,087,800
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets
              Beginning of period                                                                        343,235,619    257,147,819
              ---------------------------------------------------------------------------------------------------------------------
              End of period (including overdistributed net investment income of $483,507
              and $1,047,804, respectively)                                                              $413,930,619  $343,235,619
              =====================================================================================================================

              See Notes to Financial Statements.

Financial Highlights

                                                                                                                     Class A Shares
                                              -------------------------------------------------------------------------------------
                                              Six Months Ended                                              Year Ended December 31,
Per Share Operating Performance:                       6/30/98         1997          1996          1995          1994          1993
===================================================================================================================================
Net asset value, beginning of period                   $13.37        $13.29        $12.18        $11.25        $12.65        $12.60
-----------------------------------------------------------------------------------------------------------------------------------
      Income (loss) from investment operations
      Net investment income                               .02(e)        .08           .13           .162          .18           .16
      Net realized and unrealized gain (loss)
      on investments                                     1.12          3.61          2.19          2.383         (.545)        1.42
      Total from investment operations                   1.14          3.69          2.32          2.545         (.365)        1.58
      -----------------------------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net investment income                  -          (.23)         (.16)         (.17)         (.16)         (.20)
      Distributions from net realized gain                  -         (3.38)        (1.05)        (1.445)        (.875)       (1.33)
      -----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $14.51        $13.37        $13.29        $12.18        $11.25        $12.65
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                          8.53%(d)     31.53%        21.22%        26.09%        (3.27)%       13.95%
===================================================================================================================================
      Ratios to Average Net Assets:
      Expenses                                           0.56%(d)      1.25%         1.22%         1.27%         1.12%         1.22%
      Net investment income                              0.16%(d)      0.74%         1.12%         1.48%         1.53%         1.35%
===================================================================================================================================

                                                                              Class B Shares                         Class C Shares
                                                           ----------------------------------   -----------------------------------
                                                           Six Months Ended         5/1/97(b)      Six Months Ended      5/1/97(b)
Per Share Operating Performance:                                    6/30/98       to 12/31/97               6/30/98   to 12/31/97
=============================================================================================   ===================================
Net asset value, beginning of period                                 $13.33           $12.14                 $13.33        $12.14
---------------------------------------------------------------------------------------------   -----------------------------------
      Income (loss) from investment operations
      Net investment loss                                              (.03)(e)          .00(c)                (.03)(e)       .00(c)
      Net realized and unrealized gain on investments                  1.11             3.27                   1.10          3.27
      Total from investment operations                                 1.08             3.27                   1.07          3.27
      ---------------------------------------------------------------------------------------   -----------------------------------
      Distributions
      Dividends from net investment income                                -             (.05)                     -          (.05)
      Distributions from net realized gain                                -            (2.03)                     -         (2.03)
---------------------------------------------------------------------------------------------   -----------------------------------
Net asset value, end of period                                       $14.41           $13.33                 $14.40        $13.33
---------------------------------------------------------------------------------------------   -----------------------------------
Total Return(a)(d)                                                     8.10%           27.51%                  8.03%        27.51%
=============================================================================================   ===================================
      Ratios to Average Net Assets(d):
      Expenses                                                         0.93%            1.29%                  0.93%         1.28%
      Net investment loss                                             (0.21)%          (0.15)%                (0.21)%       (0.13)%
      =======================================================================================   ===================================

                                            Six Months Ended                                                Year Ended December 31,
Supplemental Data for All Classes:                   6/30/98           1997          1996          1995          1994          1993
===================================================================================================================================
      Net assets, end of period (000)               $413,931       $343,236      $257,148      $227,149      $190,788      $202,519
      Portfolio turnover rate                          28.48%         56.96%        38.88%        41.42%        57.49%        33.42%
===================================================================================================================================

(a) Total return does not consider the effects of sales loads and assumes reinvestment of all distributions.
(b)   Commencement of offering Class shares.
(c)   Amounts less than $0.01.
(d)   Not annualized.
(e)   Calculated using average shares outstanding during the period.
      See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies Lord Abbett Mid-Cap Value Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Company: (a) Market value is determined as follows: Securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange. Securities traded only in the over-the-counter market are valued at the mean between the last bid and asked prices in such market, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors. Short-term securities are valued at cost which approximates market value. (b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no income tax provision is required. (c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from security transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued on a daily basis. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. (d) A portion of proceeds from sales and costs of repurchases of capital shares, equivalent to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed income. Undistributed net investment income per share thus is unaffected by sales or repurchases of shares.

2. Management Fee and Other Transactions with Affiliates The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management, research, statistical and advisory services and pays officers' remuneration and certain other expenses of the Company. The management fee is based on average daily net assets at the following annual rates: .75 of 1% on the first $200 million; .65 of 1% on the next $300 million; and .50 of 1% on the excess over $500 million.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B and Class C Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.15% of the average daily net asset value of shares sold prior to June 1, 1990 and 0.25% of the average daily net asset value of shares sold on or after that date, (2) a one-time distribution *7 fee of up to 1% on certain qualifying purchases and (3) a supplemental annual distribution fee of 0.10% of the average daily net assets of Class A shares serviced by certain qualifying institutions. Pursuant to the Class B Plan, the Company pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor
(1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding.

Distributor received $190,798 representing payment of commissions on sales of Class A shares after deducting $1,168,511 allowed to authorized distributors as concessions. Certain of the Company's officers and directors have an interest in Lord Abbett.

3. Distributions Dividends from net investment income and net realized gain from investment transactions, if any, are declared annually. At June 30, 1998, undistributed net realized gain for financial reporting purposes aggregated $30,686,174.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gain amounts in accordance with generally accepted accounting principles.

4. Capital The Company has authorized 105 million shares of $.001 par value capital stock designated Class A, 15 million shares of $.001 par value capital stock designated Class B, 15 million shares of $.001 par value capital stock designated Class C and 15 million shares of $.001 par value capital stock designated Class P. There have been no Class P shares sold to date. Paid in capital amounted to $294,539,640 at June 30, 1998. Transactions in shares of capital stock were as follows:

                                       Year Ended                    Year Ended
                                    June 30, 1998             December 31, 1996
                         ------------------------  -----------------------------
Class A                     Shares         Amount       Shares           Amount
-------------------------------------------------  -----------------------------
Sales of shares          3,267,001   $ 46,323,618    2,714,070      $37,708,782
Shares issued to
shareholders in
reinvestment of net
investment income
and realized gain
from investment
transactions                     -              -    5,431,935       68,327,594

Total                    3,267,001     46,323,618    8,146,005      106,036,376
-------------------------------------------------  -----------------------------
Shares reacquired       (1,843,564)   (26,406,844)  (2,480,990)     (33,318,181)
Increase in shares       1,423,437   $ 19,916,774    5,665,015     $ 72,718,195
--------------------------------------------------------------------------------

                                                                    May 1, 1997
                                                               (Commencement of
                                 Six Months Ended        offering Class shares)
                                    June 30, 1998          to December 31, 1997
                         ------------------------  -----------------------------
Class B                     Shares         Amount       Shares           Amount
-------------------------------------------------  -----------------------------
Sales of shares          1,074,116    $15,263,924      359,887       $5,284,991
Shares issued to
shareholders in
reinvestment of net
investment income
and realized gain
from investment
transactions                     -              -       52,392          675,859

Total                    1,074,116     15,263,924      412,279        5,960,850
-------------------------------------------------  -----------------------------
Shares reacquired          (42,527)      (610,299)      (5,976)         (87,713)
Increase in shares       1,031,589    $14,653,625      406,303       $5,873,137
--------------------------------------------------------------------------------

                                                                    May 1, 1997
                                                               (Commencement of
                                 Six Months Ended        offering Class shares)
                                   June 30, 1998,          to December 31, 1997
                         ------------------------  -----------------------------
Class C                     Shares         Amount       Shares           Amount
-------------------------------------------------  -----------------------------
Sales of shares            481,002     $6,811,292      233,963       $3,421,973
Shares issued to
shareholders in
reinvestment of net
investment income
and realized gain
from investment
transactions                     -              -       33,345          430,165

Total                      481,002      6,811,292      267,308        3,852,138
-------------------------------------------------  -----------------------------
Shares reacquired          (61,490)      (821,938)     (10,770)        (163,453)
Increase in shares         419,512     $5,989,354      256,538       $3,688,685
--------------------------------------------------------------------------------

Notes to Financial Statements

5. Purchases and Sales of Securities Purchases and sales of investment securities (other than short-term investments) aggregated $130,232,224 and $104,936,118, respectively.

As of June 30, 1998, unrealized appreciation based on cost for federal income tax purposes aggregated $89,188,312, of which $100,501,420 related to appreciated securities and $11,313,108 related to depreciated securities. The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes.

6. Directors' Remuneration The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on net assets of each fund. Directors' fees payable at June 30, 1998, under a deferred compensation plan, were approximately $304,000.

7. Line of Credit The Company along with certain other funds managed by Lord Abbett, have available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is 0.05% per annum. There were no loans outstanding pursuant to this Facility at June 30, 1998, nor was the Facilitly utilized at any time during the period.

  Our Management

  Board of Directors
  Robert S. Dow
  E. Wayne Nordberg
  E. Thayer Bigelow*+
  Stewart S. Dixon*
  John C. Jansing*
  C. Alan MacDonald*+
  Hansel B. Millican, Jr.*
  Thomas J. Neff*+
* Outside Director
+ Audit Committee

  Officers

  Robert S. Dow, Chairman and President
  Edward K. von der Linde, Executive Vice
  President and Portfolio Manager
  Kenneth B. Cutler, Vice President
  and Secretary
  Stephen I. Allen, Vice President
  Zane E. Brown, Vice President
  Daniel E. Carper, Vice President
  Daria L. Foster, Vice President
  Robert G. Morris, Vice President
  Robert J. Noelke, Vice President
  E. Wayne Nordberg, Vice President
  John J. Walsh, Vice President
  Paul A. Hilstad, Vice President
  and Assistant Secretary
  Thomas F. Konop, Vice President
  and Assistant Secretary
  Keith F. O'Connor, Vice President
  and Treasurer
  A. Edward Oberhaus III, Vice President
  Donna McManus, Assistant Treasurer
  Joseph Van Dyke, Assistant Treasurer
  Lydia Guzman, Assistant Secretary
  Robert M. Hickey, Assistant Secretary

  Investment Manager and
  Underwriter

  Lord, Abbett & Co. and
  Lord Abbett Distributor LLC

  The General Motors Building
  767 Fifth Avenue
  New York, NY 10153-0203
  212-848-1800

  Custodian

  The Bank of New York
  New York, NY

  Transfer Agent

  United Missouri Bank of
  Kansas City, N.A.

  Shareholder Servicing Agent

  DST Systems, Inc.
  P.O. Box 419100
  Kansas City, MO 64141
  800-821-5129

  Auditors

  Deloitte & Touche LLP
  New York, NY

  Counsel

  Debevoise & Plimpton
  New York, NY

Copyright (C) 1998 by Lord Abbett Mid-Cap Value Fund, Inc. 767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Mid-Cap Value Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved. Printed in the U.S.A.

Lord, Abbett & Co.

                       A Tradition of Performance Through
               Disciplined
                    Investing

[PHOTO OMITTED]

(from left to right)
John J. Walsh, partner

Edward K. von der Linde,
portfolio manager--Lord Abbett
Mid-Cap Value Fund

A successful long-term track record is evidence of a successful investment strategy. For decades, we at Lord, Abbett & Co. have believed that investing with a disciplined, value approach is the best way to achieve competitive returns and reduce portfolio risk. This commitment and the dedication of our team of 57 investment professionals have helped us earn the trust of investment professionals and investors for over 65 years.

About Your
Fund's
     Board of
     Directors

The Securities and Exchange Commission (SEC) views the role of the independent Board of Directors as one of the most important components in overseeing a mutual fund. The Board of Directors watches over your Fund's general operations and represents your interests. Board members review and approve every contract between your Fund and Lord, Abbett & Co. (the Fund's investment manager) and Lord Abbett Distributor LLC (the Fund's underwriter). They meet regularly to review a wide variety of information and issues regarding your Fund. Every member of the Board possesses extensive business experience. Lord Abbett Mid-Cap Value Fund's shareholders are indeed fortunate to have a group of independent directors with diverse backgrounds to provide a variety of viewpoints in the oversight of their Fund. Below, we feature one of our independent directors, E. Thayer Bigelow, Jr.

E. Thayer Bigelow, Jr.
Director--Lord Abbett
Mid-Cap Value Fund

[PHOTO OMITTED]

Mr. Bigelow is a graduate of Trinity College and earned his MBA at Colgate University's Darden Business School. He is currently the CEO of Court Room Television Network, and previously served for five years as President and CEO of Time Warner Cable Programming, Inc.

Mr. Bigelow serves as a member of the Board of Trustees for the Cate School. He is also a member of the Board of Directors for the Visiting Nurse Service of New York, Crane Co., Medusa Inc., and The Boy's Club of New York. He has been an independent director for all of Lord Abbett's funds since 1994.

     Investing in the
Lord Abbett
          Family of Funds

--------------------------------------------------------------------------------------------------------------------
GROWTH
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                                              INCOME
--------------------------------------------------------------------------------------------------------------------
Aggressive    Growth Funds    Growth &         Balanced Fund    Income Funds         Tax-Free        Money
Growth Fund                   Income Funds                                           Income Funds    Market Fund

Developing    Alpha Series    Affiliated Fund  Balanced Series  Bond-Debenture       o  National     U.S. Government
Growth Fund                                                     Fund                 o  California   Securities
              Global Fund-    Growth &                                               o  Connecticut  Money Market
              Equity Series   Income Series                     Global Fund-         o  Florida      Fund**+
                                                                Income Series        o  Georgia
              International   Research Fund-                                         o  Hawaii
              Series          Large-Cap                         Limited Duration     o  Michigan
                              Series                            U.S. Government      o  Minnesota
              Mid-Cap                                           Securities Series**  o  Missouri
              Value Fund                                                             o  New Jersey
                                                                U.S. Government      o  New York
              Research Fund-                                    Securities Series**  o  Pennsylvania
              Small-Cap                                                              o  Texas
              Series*                                           World Bond-          o  Washington
                                                                Debenture Series


Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your investment professional provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for Lord Abbett Mid-Cap Value Fund.

For more complete information about any other Lord Abbett fund, including charges and expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

When you invest in a family of funds, you benefit from:

Diversification. You and your investment professional can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your investment professional can help you reallocate your portfolio.

As an investor in the Lord Abbett Family of Funds, you have access to 30 portfolios designed to meet a variety of investment needs. While you may reallocate your assets among our funds at any time, we recommend speaking with your invest-ment professional to help you customize your investment plan.

Numbers to Keep Handy

For Shareholder Account or
Statement Inquiries: 800-821-5129

For Literature: 800-874-3733

For 24-Hour Automated Shareholder
Service Line: 800-865-7582

Visit Our Web Site:
http://www.lordabbett.com

 *The Lord Abbett Research Fund-Small-Cap Series is closed to new investors.

**An investment in this Fund is neither insured nor guaranteed by the U.S.
  Government.




 +An investment in the Fund is not insured or guaranteed by the Federal Deposit
  Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain, and has maintained, its stable $1.00 price per share.

[LOGO] LORD, ABBETT & CO.
       Investment Management
A Tradition of Performance Through Disciplined Investing

LORD ABBETT DISTRIBUTOR LLC
-----------------------------------------------------------
The GM Building o 767 Fifth Avenue o New York, NY 10153-0203        LAMCVF-3-698
                                                                          (8/98)